UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

SUNTERRA CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3865 West Cheyenne Avenue

North Las Vegas, Nevada 89032

(Address of principal executive offices including zip code)

(702) 804-8600

(Registrant’s telephone number including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2004, Sunterra Corporation issued a press release announcing its operating results for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

March 15, 2004	By:	/s/ Steven E. West
(Date)		Steven E. West
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

The following is a list of the exhibits furnished herewith.

Exhibit Number	Description
99.1	Press release issued by Sunterra Corporation on March 15, 2004.

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